                                                                      EXHIBIT 24


                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Marian S. Block and Renata Baker, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 or post-effective amendments to Lockheed Martin's Registration Statement on Form S-4 (No. 333-78279) for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") securities to be issued under the COMSAT Non-Employee Directors Stock Plan, COMSAT Corporation 1995 Key Employee Stock Plan, COMSAT Corporation 1993 Stock Option Plan and COMSAT Corporation 1990 Key Employee Stock Plan, and any such COMSAT Equity Awards granted outside of any such plan (excluding awards granted under the COMSAT Corporation Annual Incentive Plan (the "COMSAT equity Plans") and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


     /s/ Norman R. Augustine                              July 20, 2000
     -------------------------
     Norman R. Augustine
     Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Marian S. Block and Renata Baker, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 or post-effective amendments to Lockheed Martin's Registration Statement on Form S-4 (No. 333-78279) for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") securities to be issued under the COMSAT Non-Employee Directors Stock Plan, COMSAT Corporation 1995 Key Employee Stock Plan, COMSAT Corporation 1993 Stock Option Plan and COMSAT Corporation 1990 Key Employee Stock Plan, and any such COMSAT Equity Awards granted outside of any such plan (excluding awards granted under the COMSAT Corporation Annual Incentive Plan (the "COMSAT equity Plans") and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


     /s/ Marcus C. Bennett                                  July 20, 2000
     --------------------------
     Marcus C. Bennett
     Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Marian S. Block and Renata Baker, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 or post-effective amendments to Lockheed Martin's Registration Statement on Form S-4 (No. 333-78279) for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") securities to be issued under the COMSAT Non-Employee Directors Stock Plan, COMSAT Corporation 1995 Key Employee Stock Plan, COMSAT Corporation 1993 Stock Option Plan and COMSAT Corporation 1990 Key Employee Stock Plan, and any such COMSAT Equity Awards granted outside of any such plan (excluding awards granted under the COMSAT Corporation Annual Incentive Plan (the "COMSAT equity Plans") and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     /s/ Vance D. Coffman                                         July 20, 2000
     --------------------
     Vance D. Coffman
     Chairman and Chief Executive Officer

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


The undersigned hereby constitutes Marian S. Block and Renata Baker, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 or post-effective amendments to Lockheed Martin's Registration Statement on Form S-4 (No. 333-78279) for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") securities to be issued under the COMSAT Non-Employee Directors Stock Plan, COMSAT Corporation 1995 Key Employee Stock Plan, COMSAT Corporation 1993 Stock Option Plan and COMSAT Corporation 1990 Key Employee Stock Plan, and any such COMSAT Equity Awards granted outside of any such plan (excluding awards granted under the COMSAT Corporation Annual Incentive Plan (the "COMSAT equity Plans") and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


     /s/ Lynne V. Cheney                                    July 20, 2000
     -----------------------------
     Lynne V. Cheney
     Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


        The undersigned hereby constitutes Marian S. Block and Renata Baker, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 or post-effective amendments to Lockheed Martin's Registration Statement on Form S-4 (No. 333-78279) for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") securities to be issued under the COMSAT Non-Employee Directors Stock Plan, COMSAT Corporation 1995 Key Employee Stock Plan, COMSAT Corporation 1993 Stock Option Plan and COMSAT Corporation 1990 Key Employee Stock Plan, and any such COMSAT Equity Awards granted outside of any such plan (excluding awards granted under the COMSAT Corporation Annual Incentive Plan (the "COMSAT equity Plans") and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     /s/ James F. Gibbons                                        July 20, 2000
     ---------------------------
     James F. Gibbons
     Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Marian S. Block and Renata Baker, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 or post-effective amendments to Lockheed Martin's Registration Statement on Form S-4 (No. 333-78279) for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") securities to be issued under the COMSAT Non-Employee Directors Stock Plan, COMSAT Corporation 1995 Key Employee Stock Plan, COMSAT Corporation 1993 Stock Option Plan and COMSAT Corporation 1990 Key Employee Stock Plan, and any such COMSAT Equity Awards granted outside of any such plan (excluding awards granted under the COMSAT Corporation Annual Incentive Plan (the "COMSAT equity Plans") and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     /s/ Edward E. Hood, Jr.                                     July 20, 2000
     ------------------------------
     Edward E. Hood, Jr.
     Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Marian S. Block and Renata Baker, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 or post-effective amendments to Lockheed Martin's Registration Statement on Form S-4 (No. 333-78279) for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") securities to be issued under the COMSAT Non-Employee Directors Stock Plan, COMSAT Corporation 1995 Key Employee Stock Plan, COMSAT Corporation 1993 Stock Option Plan and COMSAT Corporation 1990 Key Employee Stock Plan, and any such COMSAT Equity Awards granted outside of any such plan (excluding awards granted under the COMSAT Corporation Annual Incentive Plan (the "COMSAT equity Plans") and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


     /s/ Caleb B.Hurtt                                           July 20, 2000
     -----------------------
     Caleb B. Hurtt
     Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Marian S. Block and Renata Baker, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 or post-effective amendments to Lockheed Martin's Registration Statement on Form S-4 (No. 333-78279) for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") securities to be issued under the COMSAT Non-Employee Directors Stock Plan, COMSAT Corporation 1995 Key Employee Stock Plan, COMSAT Corporation 1993 Stock Option Plan and COMSAT Corporation 1990 Key Employee Stock Plan, and any such COMSAT Equity Awards granted outside of any such plan (excluding awards granted under the COMSAT Corporation Annual Incentive Plan (the "COMSAT equity Plans") and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


     /s/ Gwendolyn S. King                                       July 20, 2000
     ----------------------------
     Gwendolyn S. King
     Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Marian S. Block and Renata Baker, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 or post-effective amendments to Lockheed Martin's Registration Statement on Form S-4 (No. 333-78279) for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") securities to be issued under the COMSAT Non-Employee Directors Stock Plan, COMSAT Corporation 1995 Key Employee Stock Plan, COMSAT Corporation 1993 Stock Option Plan and COMSAT Corporation 1990 Key Employee Stock Plan, and any such COMSAT Equity Awards granted outside of any such plan (excluding awards granted under the COMSAT Corporation Annual Incentive Plan (the "COMSAT equity Plans") and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     /s/ Eugene F. Murphy                                        July 20, 2000
     -------------------------
     Eugene F. Murphy
     Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Marian S. Block and Renata Baker, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 or post-effective amendments to Lockheed Martin's Registration Statement on Form S-4 (No. 333-78279) for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") securities to be issued under the COMSAT Non-Employee Directors Stock Plan, COMSAT Corporation 1995 Key Employee Stock Plan, COMSAT Corporation 1993 Stock Option Plan and COMSAT Corporation 1990 Key Employee Stock Plan, and any such COMSAT Equity Awards granted outside of any such plan (excluding awards granted under the COMSAT Corporation Annual Incentive Plan (the "COMSAT equity Plans") and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


     /s/ James R. Ukropina                                       July 20, 2000
     -----------------------------
     James R. Ukropina
     Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Marian S. Block and Renata Baker, and each of them, jointly and severally, his lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 or post-effective amendments to Lockheed Martin's Registration Statement on Form S-4 (No. 333-78279) for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") securities to be issued under the COMSAT Non-Employee Directors Stock Plan, COMSAT Corporation 1995 Key Employee Stock Plan, COMSAT Corporation 1993 Stock Option Plan and COMSAT Corporation 1990 Key Employee Stock Plan and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     /s/ Douglas C. Yearley                                      July 20, 2000
     -------------------------------
     Douglas C. Yearley
     Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Marian S. Block and Renata Baker, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 or post-effective amendments to Lockheed Martin's Registration Statement on Form S-4 (No. 333-78279) for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") securities to be issued under the COMSAT Non-Employee Directors Stock Plan, COMSAT Corporation 1995 Key Employee Stock Plan, COMSAT Corporation 1993 Stock Option Plan and COMSAT Corporation 1990 Key Employee Stock Plan, and any such COMSAT Equity Awards granted outside of any such plan (excluding awards granted under the COMSAT Corporation Annual Incentive Plan (the "COMSAT equity Plans") and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


     /s/ Robert J. Stevens                                       July 20, 2000
     ---------------------
     Robert J. Stevens
     Executive Vice President and
     Chief Financial Officer

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Marian S. Block and Renata Baker, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 or post-effective amendments to Lockheed Martin's Registration Statement on Form S-4 (No. 333-78279) for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") securities to be issued under the COMSAT Non-Employee Directors Stock Plan, COMSAT Corporation 1995 Key Employee Stock Plan, COMSAT Corporation 1993 Stock Option Plan and COMSAT Corporation 1990 Key Employee Stock Plan, and any such COMSAT Equity Awards granted outside of any such plan (excluding awards granted under the COMSAT Corporation Annual Incentive Plan (the "COMSAT equity Plans") and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


     /s/ Christopher E. Kubasik                                  July 20, 2000
     -----------------------------------
     Christopher E. Kubasik
     Vice President and Controller

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION


     The undersigned hereby constitutes Marian S. Block and Renata Baker, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission") one or more registration statements on Form S-8 or post-effective amendments to Lockheed Martin's Registration Statement on Form S-4 (No. 333-78279) for the purpose of registering under the Securities Act of 1933, as amended, (the "Securities Act") securities to be issued under the COMSAT Non-Employee Directors Stock Plan, COMSAT Corporation 1995 Key Employee Stock Plan, COMSAT Corporation 1993 Stock Option Plan and COMSAT Corporation 1990 Key Employee Stock Plan, and any such COMSAT Equity Awards granted outside of any such plan (excluding awards granted under the COMSAT Corporation Annual Incentive Plan (the "COMSAT equity Plans") and amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration statements under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


     /s/ Louis R. Hughes                                         July 20, 2000
     --------------------------
     Louis R. Hughes
     President and Chief Operating Officer